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                 MOTOROLA MASTER RADIO SERVICE SOFTWARE LICENSE
                                   AGREEMENT
                               (C) Motorola 1994

-------------------------------------------------------------------------------

        This Master Radio Service Software License Agreement ("License Agreement") is made and entered into by and between Motorola, Inc. ("Motorola") and the Licensee named below ("Licensee"). In accordance with the following terms and conditions, Motorola agrees to grant to Licensee and Licensee agrees to obtain from Motorola, a limited license for Motorola's Radio Service object code software, including any supplements, or any updates to any such item of software delivered to the Licensee from Motorola under the terms of this License Agreement, including any other standard object code software, documentation and materials provided by Motorola to Licensee in connection with Radio Service Software (the "Software").

        Motorola and Licensee agree that as long as this Agreement remains effective, Motorola may, from time to time, make available to the Licensee (e.g., via Motorola's Software Subscription Service), additional items of Software under this License Agreement. The Licensee's use of all such software licensed under this Agreement, unless there is executed between Motorola and Licensee a separate agreement specifically licensing a particular item of software, shall be subject to the terms and conditions of this License Agreement, and Motorola may supply such items of Software to Licensee, subject to the terms and conditions of this License Agreement.

1. DEFINITIONS. The terms "radio" or "radios" means only the specific model or models, as applicable, of Motorola manufactured two-way radio(s) listed in the then current Motorola Worldwide System & Aftermarket Products Price Book or other applicable Motorola two-way radio product price book as being authorized by Motorola for repair by an item of Software also listed in the applicable Motorola two-way radio price book.

        The term "repairs" means only those corrective actions (which may include the alteration of Archive Files or Edited Archive Files) which allow a radio to function in accordance with Motorola's published specifications and radio product identification labeling in effect for that radio at the time the radio was initially distributed from Motorola. "Repairs" specifically excludes any alteration to a radio using the Software which does not comply with this License Agreement or any federal, state or local laws, rules or regulations that apply to the distribution or use of a radio.

        The term "Archive Files" means (i) computer files or computer source code or object code records of programming information or data used in combination with any such records that are stored in radios, by reading such programming information from radios using the Software; or (ii) any of the information items identified in (i) above that are obtained or otherwise read from a radio, whether or not such information obtained from or read from a radio is stored or saved in any memory device or media, as either a file, record, table, or other listing.

        The term "Edited Archive Files" means Archive Files that have been edited using the Software.

2. EFFECTIVE DATE OF LICENSE. This License Agreement is an offer to license by Licensee, which will become effective

        (A) after the Licensee has signed this License Agreement and returned it to Motorola, at the address below; and

        (B) the earlier occurrence of either (i) Motorola has acknowledged to Licensee its acceptance of this License Agreement in writing; or (ii) Motorola ships to the Licensee, at the address below, an item or items of Software ordered by the Licensee pursuant to this License Agreement.

The banking, negotiation or other use of any payment provision, if any, shall not constitute an acceptance of the License Agreement by Motorola.

3. LICENSE. Subject to all the terms, conditions and limitations of this License Agreement, Motorola hereby grants to Licensee a personal, non-exclusive, nontransferable, limited license to use the Software within the United States but only as set forth below and solely at the location(s) listed by Licensee on Appendix A (which Appendix is attached to this License Agreement and incorporated by reference into it).

Licensee agrees that its use of the Software at the locations listed on Appendix A shall be limited to:

        -making repairs to a radio;

        -creating Archive Files and Edited Archive Files using only the editing capabilities built into the Software as the Software was licensed to Licensee by Motorola;

        -editing Archive Files and Edited Archive Files using only the editing capabilities built into the Software as the Software was licensed to Licensee by Motorola; and

        -loading Archive Files and Edited Archive Files into radios.

The license granted hereunder is site specific. Licensee understands and agrees that:

        A. Each item of Software obtained by Licensee from Motorola pursuant to this License Agreement shall only be used by the Licensee at Licensee locations requested by





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           MOTOROLA MASTER RADIO SERVICE SOFTWARE LICENSE AGREEMENT

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      Licensee at the time Licensee orders an item of Software from Motorola provided that such requested Licensee location is listed in the then current Appendix A to this License Agreement, and fulfills the obligations of section 3(D) hereunder.

      B. Licensee shall be entitled to make one copy of the Software for each computer owned or controlled by the Licensee at the location listed on Appendix A at which the item of software is used. All copies of the Software shall be deleted or removed from any computer prior to any use of the computer at any other location.

      C. Use of an item of Software at one authorized Licensee location shall not include the right to access or use that item of Software through remote access or otherwise from any other location.

      D. If the Software will be used at more than one location, Licensee shall purchase from Motorola at least one copy of the Software for each location listed on Appendix A. Use of an item of Software at one authorized Licensee location precludes use of that item of Software at any other locations unless the Licensee has purchased from Motorola additional copies for such other locations;

      E. Licensee may only request additional Licensee locations by re-executing a new Appendix A to this License Agreement, wherein each and every Licensee location is identified;

      F. Licensee shall not use the Software, the Archive Files or the Edited Archive Files and acquires no right under this Agreement to modify a radio, the Software, the Archive Files or the Edited Archive Files in any manner that (i) is determined to be illegal or an unfair deceptive trade practice in violation of any applicable federal, state or local law, rule or regulation; (ii) in the opinion of counsel to Motorola, constitutes such an illegal, unfair or deceptive act or practice; or (iii) infringes any of Motorola's intellectual property rights, including Motorola's patent rights, trademark rights, copyrights, and trade secret rights.

4. CHARGES AND PAYMENTS. Licensee agrees to pay for each item of Software, a non-refundable, one-time, lump-sum, per location charge. In the event Licensee elects to obtain Subscription Services for the Software that Motorola elects to make available to Licensee, if any, Licensee agrees to pay Motorola's then current charges for those services. Each such charge shall be due and payable upon receipt of invoice. Service charges at the maximum rate permitted by applicable law may be invoiced on accounts more than ten (10) days past due and shall be due and payable upon receipt of invoice.

The license charge for each item of Software will be listed in Motorola's then current Worldwide System & Aftermarket Products Division Price Book or other applicable Motorola two-way radio product price book. Prices in those price books are subject to change without notice. Each Licensee order for an item of Software will be billed at the price in effect on the day Motorola accepts that order by acknowledging that order in writing or the day Motorola ships the item of Software to Licensee, whichever occurs earlier.

5. TAXES. Licensee shall pay all sales, use and excise taxes, and any other assessments in the nature of taxes however designated, on the Software or its license or use, on or resulting from the License Agreement or on any amount payable or any services furnished under the License Agreement, exclusive of personal property taxes assessed on the Software and taxes based on Motorola net income, unless Licensee furnishes Motorola with a certificate of exemption from payment of such taxes which is in a form reasonably acceptable to Motorola.

6. PROTECTION AND SECURITY. Title to and ownership of any item of Software delivered hereunder and any copies made by Licensee in whole or in part shall at all times remain in Motorola.

        Licensee acknowledges that the Software and each copy of Archive Files and Edited Archive Files contain valuable Motorola proprietary information and Motorola trade secrets and that unauthorized dissemination, distribution, modification, reverse engineering, disassembly, or unauthorized use of the Software, or any unauthorized dissemination, distribution, modification, reverse engineering, disassembly, or unauthorized use of Archive Files or Edited Archive Files (including without limitation disassembly or reverse engineering) will cause irreparable harm to Motorola, and thus Licensee agrees not to disclose, transfer, provide, or otherwise make available in any form whatsoever the Archive Files, Edited Archive Files, or the Software, the information therein, or any portion thereof, to any person or organization, other than Licensee's employees without the prior written consent of Motorola.

        Licensee further agrees to use the Software, the Archive files, the Edited Archive Files, the information contained therein, or any portion thereof only as permitted in this License Agreement. Licensee will take appropriate action, by instruction, agreement or otherwise, with any persons permitted access to the Software, the Archive Files or the Edited Archive Files so as to enable it to hold each such item in confidence and otherwise to satisfy its obligations under the License Agreement.

        Since unauthorized use of the software, archive files or edited archive files will greatly diminish the value of those items and cause irreparable harm to Motorola, licensee also agrees that Motorola, in addition to any other remedies it may have at law or in equity, shall be entitled to equitable relief to protect against any such unauthorized use, including without limitation, temporary and permanent injunctive relief, without the proving of damage by Motorola.

        Licensee will provide to Motorola, upon Motorola's request, the actual location of all copies of the Software.

        Licensee will reproduce and include all copyright and trademark notices, and other proprietary legends, on all copies in accordance with Motorola's instructions and as otherwise required by applicable federal and state laws. Licensee acknowledges and agrees that the existence of any copyright notice on any item of Software shall not be construed as an admission or presumption that publication of such item of Software has occurred.

        Licensee agrees that any breach of the terms of this Section 6 shall be considered by the parties hereto to be a substantial and material breach of this Agreement, which breach shall be grounds for Motorola, in addition to its other remedies at law or in equity, to immediately and without prior notice to Licensee





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           MOTOROLA MASTER RADIO SERVICE SOFTWARE LICENSE AGREEMENT

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terminate this License Agreement, Licensee's license hereunder for each item of
Software, or both.

        The terms of this Section shall survive the termination of a license and the License Agreement.

7. MAINTENANCE. Motorola shall not be responsible for field support or field service of Software under this License Agreement. Any maintenance by Motorola, if available, shall be by separate agreement on Motorola's then current terms and conditions and at Motorola's then current prevailing rates for such maintenance.

8. SOFTWARE WARRANTY DISCLAIMER. LICENSEE ACCEPTS THE SOFTWARE LICENSED UNDER THE LICENSE AGREEMENT "AS IS". MOTOROLA EXTENDS NO WARRANTIES ON THE SOFTWARE EITHER EXPRESS OR IMPLIED INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

9. TERMINATION. Any license granted under this License Agreement is effective until terminated as set forth herein below. This Agreement, the License for each or any of the Software items, or both, may be terminated by Motorola without cause, and for its convenience, upon sixty days prior written notice to the Licensee. Licensee may terminate a license for an item of Software at any time by returning to Motorola all originals and all copies of the Software (including documentation and materials). Motorola may terminate a license for an item of Software or the entire License Agreement if Licensee fails to comply with any term or condition of this License Agreement (See Section 10, Default). Upon termination Licensee agrees to return all copies of the Software to Motorola and delete from any mass storage device, all copies of the Software.

This Agreement may be terminated by Motorola immediately, and without notice to the Licensee, upon the occurrence of any of the following events:

        (a) any default as set forth in Section 10 herein below by the Licensee;

        (b) Licensee ceases to function as a going concern, declares bankruptcy, or otherwise becomes insolvent.

10. DEFAULT. Default shall be considered to include, but not be limited to, any of the following acts or omissions:

        (a) Licensee fails to perform any of its obligations under Section 6, "Protection and Security"; or

        (b) Licensee fails to perform any of its obligations under the License Agreement, and such failure remains uncured for a period of thirty (30) days after Licensee's receipt of written notice thereof from Motorola.

11. REMEDIES. In the event of any default by Licensee, in addition to any other rights and remedies available to it under law or in equity, Motorola may:

        withhold performance hereunder; or,

        terminate the license for any item of Software at any time; or,

        terminate this entire License Agreement; or,

        demand and be entitled to the immediate return of all copies of any or all items of software; or,

        repossess, by any appropriate means, with or without notice to the Licensee, all items of Software.

In any such event, Motorola's remedies shall be cumulative and there shall be no obligation upon Motorola to exercise a particular remedy.

12. LIMITATION OF LIABILITY. THE ENTIRE MOTOROLA LIABILITY TO LICENSEE FOR PERFORMANCE OR NONPERFORMANCE BY MOTOROLA UNDER THE LICENSE AGREEMENT, SHALL BE LIMITED TO A REFUND BY MOTOROLA OF AN AMOUNT NOT TO EXCEED THE TOTAL LICENSE CHARGE PAID BY LICENSEE FOR THE ITEM OF SOFTWARE DIRECTLY RELATED TO SUCH CLAIM.

IN NO EVENT SHALL MOTOROLA BE LIABLE FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION LOSS OF USE, TIME OR DATA, INCONVENIENCE, COMMERCIAL LOSS, LOST PROFITS OR SAVINGS) TO THE FULL EXTENT SUCH MAY BE DISCLAIMED BY LAW EVEN IF MOTOROLA HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR FOR ANY CLAIM AGAINST LICENSEE BY ANY OTHER PARTY.

13. ASSIGNMENT. Licensee is prohibited from assigning, transferring or sub-licensing the Software without the prior written consent of Motorola. Any prohibited assignment, transfer or sub-license shall be null and void.

        Motorola reserves the right to assign the License Agreement, encumber or sell the Software, or subcontract any of its obligations hereunder, either in whole or in part, without notice to or the consent of Licensee.

14. NOTICES. All formal notices, consents and other communications required or permitted under the License Agreement shall be in writing and shall be sent by registered or certified mail, postage prepaid and return receipt requested, or transmitted by telegram or telex if confirmed by such mailing, to the addresses indicated in the License Agreement. Either party may change its address for the purpose of formal notice by written notice to the other party.

15. ENTIRE AGREEMENT. THIS LICENSE AGREEMENT CONSTITUTES THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN MOTOROLA AND LICENSEE, AND SUPERSEDES ALL ORAL OR WRITTEN PROPOSALS, PRIOR AGREEMENTS AND OTHER PRIOR COMMUNICATIONS BETWEEN THE PARTIES, CONCERNING THE SUBJECT MATTER OF THE LICENSE AGREEMENT.

16. GENERAL TERMS AND CONDITIONS.
THIS AGREEMENT IS DEEMED BY THE PARTIES TO HAVE BEEN ENTERED INTO IN ILLINOIS; AND THIS AGREEMENT'S INTERPRETATION, CONSTRUCTION AND THE RIGHTS, DUTIES AND REMEDIES FOR ITS BREACH ARE TO BE DECIDED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. No representation or promise relating to and no






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            MOTOROLA MASTER RADIO SERVICE SOFTWARE LICENSE AGREEMENT

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amendment of the License Agreement shall be binding unless it is in writing and signed by both parties. The terms and conditions of the License Agreement shall prevail notwithstanding any variance with the terms and conditions of any order submitted by Licensee. Motorola shall not be liable for any failure to perform due to causes beyond its reasonable control. No waiver by a party of any breach of any provision of the License Agreement shall constitute a waiver of any other breach of that or any other provision of the License Agreement. Any dispute between the parties to this License Agreement which cannot be resolved through good faith negotiation shall be submitted to a court located in Illinois for resolution.

Motorola and Licensee each consent to jurisdiction over it by such a court. Licensee recognizes that applicable Federal Communications Act and other statutes, laws, ordinances, rules and regulations may change from time to time and that accordingly Motorola in its sole discretion has the right without liability to modify the License Agreement to comply with such changes. In the event that any of the provisions contained in the License Agreement are held to be unenforceable, the License Agreement shall be construed without such provisions. No action, regardless of form, arising out of the License Agreement may be brought by Licensee more than one (1) year after the cause of action has arisen.

ACCEPTED AND APPROVED BY MOTOROLA AS OF

         NOV 08 1994, 19
--------------------    --

            MOTOROLA


MOTOROLA,                                                  LICENSEE

BY: /s/ LEO ZIMINSKY                          BY: /s/ DAVID A. TERMAN
    ------------------------------                ------------------------------
         (Authorized Signature)                        (Authorized Signature)

Please type the following:                    Please type the following:

NAME:    Leo Ziminsky                         NAME:   David A. Terman
     -----------------------------                 -----------------------------
TITLE:   V.P. and General Manager             TITLE:  President
      ----------------------------                  ----------------------------
DATE:    NOV 08 1994                          DATE:   9/22/94
     -----------------------------                  ----------------------------

Address for Formal Notices:                   Address for Formal Notices:

Motorola                                      Champion Comm. Services, Inc.
Dealer Support Services                       ----------------------------------
1301 East Algonquin Road                      (Company Name)
Room 4330
Schaumburg, Illinois 60196                    1111 Bagby #2121
                                              ----------------------------------
                                              (Address)

                                              Houston, Tx. 77002
                                              ----------------------------------
                                              (City, State, Zip)

                                              Attn:  Dave Terman
                                                   -----------------------------

                                              Customer No.:
                                                           ---------------------







PLEASE COMPLETE ALL OF THE INFORMATION PERTAINING TO THE LICENSEE AND RETURN THIS ENTIRE LICENSE TO MOTOROLA AT THE ABOVE ADDRESS.




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         APPENDIX A TO MOTOROLA MASTER RADIO SERVICE SOFTWARE AGREEMENT
                                    BETWEEN
                                  MOTOROLA AND


                                                             ("LICENSEE")
               ---------------------------------------------

LOCATION 1:  Champion Comm. Services, Inc.    DATE:         9/22/94
             ------------------------------         ----------------------------
             1111 Bagby #2121                 ATTN: David Terman
             ------------------------------         ----------------------------
             Houston, Tx. 77002               PHONE: (800) 614-6500
             ------------------------------                ---------------------

LOCATION 2:                                   DATE:
             ------------------------------         ----------------------------
                                              ATTN:
             ------------------------------         ----------------------------
                                              PHONE: (   )
             ------------------------------                ---------------------

LOCATION 3:                                   DATE:
             ------------------------------         ----------------------------
                                              ATTN:
             ------------------------------         ----------------------------
                                              PHONE: (   )
             ------------------------------                ---------------------

LOCATION 4:                                   DATE:
             ------------------------------         ----------------------------
                                              ATTN:
             ------------------------------         ----------------------------
                                              PHONE: (   )
             ------------------------------                ---------------------


ACCEPTED AND APPROVED BY MOTOROLA AS OF

         NOV 08 1994, 19
--------------------    --

            MOTOROLA

MOTOROLA,                                                    LICENSEE

BY:      /s/ LEO ZIMINSKY                     BY: /s/ DAVID A. TERMAN
    ------------------------------                ------------------------------
         (Authorized Signature)                       (Authorized Signature)

Please type the following:                    Please type the following:

NAME:    Leo Ziminsky                         NAME:   David A. Terman
     -----------------------------                 -----------------------------
TITLE:   V.P. and General Manager             TITLE:  President
      ----------------------------                  ----------------------------
DATE:    NOV 08 1994                          DATE:   9/22/94
     -----------------------------                  ----------------------------